-------------------------------------------------------------------------------
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                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

  [_]Preliminary Proxy Statement          [_]Confidential, For Use of the
  [X]Definitive Proxy Statement              Commission Only (as permitted by
  [_]Definitive Additional Materials         Rule 14a-6(e)(2))
  [_]Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                 EarthWeb Inc.
                       ---------------------------------
               (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------

  2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------------

  4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------

  5) Total fee paid:

    ------------------------------------------------------------------------

[_]Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  1)Amount previously paid:

    ------------------------------------------------------------------------

  2)Form, Schedule or Registration Statement no.:

    ------------------------------------------------------------------------

  3)Filing Party:

    ------------------------------------------------------------------------

  4)Date Filed:

    ------------------------------------------------------------------------

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


                                 EARTHWEB INC.
                                 3 Park Avenue
                            New York, New York 10016

                                                                  April 21, 1999

Dear Shareholder:

  You are cordially invited to attend the 1999 Annual Meeting of Shareholders of EarthWeb Inc., to be held on Thursday, May 20, 1999, at the Inter-Continental Hotel of New York, 111 East 48th Street, New York, NY 10017, beginning at 9:00 a.m. local time.

  The business to be conducted at the meeting includes the election of a director, approval of amendments to EarthWeb Inc.'s 1998 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder and to limit the maximum number of options and stock appreciation rights that may be awarded to an employee in any one fiscal year, ratification of the selection of independent auditors, and consideration of any other matter that may properly come before the meeting and any adjournment thereof.

  It is important that your shares be represented. Even if you presently plan to attend the meeting, please complete, sign, date and promptly return the enclosed proxy card. If you do attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

                                         Sincerely,

                                         Jack D. Hidary
                                         President and Chief Executive Officer

                                 EARTHWEB INC.
                                 3 Park Avenue
                           New York, New York 10016

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on May 20, 1999

  The Annual Meeting of Shareholders of EarthWeb Inc., a Delaware corporation ("EarthWeb"), will be held at the Inter-Continental Hotel of New York, 111 East 48th Street, New York, NY 10017, on Thursday, May 20, 1999, at 9:00 a.m., local time, for the following purposes:

(1) To elect one member of the Board of Directors to serve for a term of three years or until his successor is elected and qualified;

(2) To approve amendments to EarthWeb's 1998 Stock Incentive Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 1,700,000 shares, from 375,000 shares to 2,075,000 shares, and (ii) limit the maximum number of options and stock appreciation rights that may be awarded to an employee in any one fiscal year of EarthWeb in order to ensure compliance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended;

(3) To consider and act upon the ratification of the selection of PricewaterhouseCoopers LLP as EarthWeb's independent auditors for fiscal year 1999; and

(4) To transact any such other business as may properly come before the Annual Meeting or any adjournment thereof.

  A copy of EarthWeb's Annual Report for the fiscal year ended December 31, 1998, containing consolidated financial statements, is included with this mailing.

  The Board of Directors has fixed the close of business on April 9, 1999, as the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof. A list of such shareholders will be available for examination by any shareholder at the Annual Meeting and, for any purpose relevant to the Annual Meeting, at the office of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York, during ordinary business hours, for a period of ten days prior to the Annual Meeting. The officers and directors of EarthWeb cordially invite you to attend the Annual Meeting.

                                          By Order of the Board of Directors

                                          Murray Hidary
                                          Executive Vice President--Business
                                          Development, Treasurer and Secretary

New York, New York
April 21, 1999

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO EARTHWEB OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

-------------------------------------------------------------------------------

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of EarthWeb Inc. ("EarthWeb") for use at EarthWeb's Annual Meeting of Shareholders to be held on Thursday, May 20, 1999, at 9:00 a.m., local time, at the Inter-Continental Hotel of New York, 111 East 48th Street, New York, New York 10017 and at any adjournment thereof. This Proxy Statement and the accompanying proxy are first being sent to shareholders entitled to vote at the Annual Meeting on or about April 21, 1999. The mailing address of EarthWeb's principal executive offices is EarthWeb Inc., 3 Park Avenue, New York, New York 10016.

The Proxy

  Jack D. Hidary and Murray Hidary have been selected by the Board of Directors to be the proxyholders, and are executive officers of EarthWeb.

  Shares represented by a properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If no specification is made on the proxy as to any one or more of the proposals, the shares represented by the proxy will be voted FOR the election of the director named in this Proxy Statement, FOR the approval of the amendments to EarthWeb's 1998 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder and to limit the maximum number of options and stock appreciation rights that may be awarded to an employee in any one fiscal year, FOR the ratification of the selection of PricewaterhouseCoopers LLP as EarthWeb's independent auditors for the 1999 fiscal year, and, with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxyholders. EarthWeb does not presently know of any other such business. An executed proxy may be revoked at any time before its exercise by filing with the Secretary of EarthWeb a written notice of revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect a shareholder's right to vote in person should such shareholder find it convenient to attend the Annual Meeting and desire to vote in person.

Voting at the Annual Meeting

  The only issued and outstanding voting securities of EarthWeb are its shares of Common Stock, $.01 par value (the "Common Stock"), of which 8,580,407 shares were outstanding at the close of business on April 9, 1999, not including treasury shares or shares issuable upon exercise of options or warrants. Only holders of record at the close of business on April 9, 1999 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The holders of the Common Stock of EarthWeb are entitled to one vote per share on each matter submitted to a vote of the shareholders, including the election of directors. EarthWeb's Amended and Restated Bylaws do not provide for cumulative voting by shareholders.

  The holders of a majority of EarthWeb's outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions (also referred to as withheld votes), EarthWeb believes that abstentions should be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business. With respect to broker nominee votes, the Delaware Supreme Court has held that broker nominee votes may be counted as present or represented for purposes of determining the presence of a quorum. Abstentions are included in determining the number of shares voted on the proposals submitted to shareholders (other than the election of directors) and will have the same effect as a no vote on such proposals, whereas broker non-votes are not counted. Directors are elected by plurality of the votes of the shares of Common Stock represented and voted at the meeting and abstentions and broker non-votes will have no effect on the outcome of the election of directors. The affirmative vote of a majority of the shares of Common Stock represented and voted at the Annual Meeting is required for approval of Proposals Two (the amendments to EarthWeb's 1998 Stock Incentive Plan) and Three (the selection of EarthWeb's independent auditors).

Solicitation

  The expense of soliciting proxies will be borne by EarthWeb. Proxies will be solicited principally through the use of the mail. Directors, officers and regular employees of EarthWeb may also solicit proxies personally or by telephone or special letter without any additional compensation. EarthWeb also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

                          PRINCIPAL SECURITY HOLDERS

  The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of March 1, 1999 by (i) each person known by EarthWeb to own more than 5% of such shares, (ii) each of EarthWeb's directors, including the nominee for director, (iii) EarthWeb's Chief Executive Officer and each of its executive officers listed in the "Summary of Executive Compensation" section herein, and (iv) all directors and executive officers as a group. As of March 1, 1999, there were 8,509,862 issued and outstanding shares of Common Stock of EarthWeb, not including treasury shares or shares issuable upon exercise of options. Unless otherwise noted, ownership information has been supplied by the person concerned.

Security Ownership Table

                                                                 Beneficial
                                                                Ownership of
                                                                  Shares(2)
Name and Address of Beneficial Owners(1)(2)                    Number   Percent
-------------------------------------------                   --------- -------
Warburg, Pincus Ventures, L.P.(3)............................ 2,250,833  26.45%
Jack D. Hidary(4)(5)......................................... 1,056,240  12.12%
Murray Hidary(4)(5).......................................... 1,056,240  12.12%
Nova Spivack.................................................   523,809   6.16%
Cary Davis(6)................................................ 2,250,833  26.45%
Henry Kressel(6)............................................. 2,250,833  26.45%
Irene Math(7)................................................    34,751     *
William Gollan(8)............................................    50,974     *
John Kleine (9)..............................................     8,103     *
All directors and executive officers as a group (10
 persons)(4)(5)(6)(7)(8)(9).................................. 5,042,135  58.64%

--------
 * Less than 1%

(1) Unless otherwise noted, the address of each of the persons listed is 3 Park Avenue, New York, New York 10016.

(2) As used in this table, "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. For purposes of this table, a person is deemed to be the beneficial owner of securities that can be acquired within 60 days from March 1, 1999 through the exercise of any option, warrant or right. Shares of Common Stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for computing the ownership percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the ownership percentage of any other person. The amounts and percentages are based upon 8,509,862 shares of Common Stock outstanding as of March 1, 1999.

(3) The sole general partner of Warburg, Pincus Ventures, L.P. ("Warburg") is Warburg, Pincus & Co., a New York general partnership ("WP"). E.M. Warburg, Pincus & Co., LLC, a New York limited liability company ("EMWP"), manages Warburg. The members of EMWP are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of EMWP and may be deemed to control both WP and EMWP. WP has a 15% interest in the profits of Warburg as the general partner and also owns approximately 1.5% of the limited partnership interests in Warburg. Henry Kressel and Cary Davis, directors of EarthWeb, are also Managing Directors of EMWP, and thus may be deemed to have an indirect, pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) in an indeterminate portion of the shares beneficially owned by Warburg and WP. The address for Warburg is 466 Lexington Avenue, New York, New York 10017.

(4) Jack D. Hidary and Murray Hidary equally own Global Network Partners LLC ("GNP"). GNP is the managing member of EarthWeb LLC and, as a result, is a controlling member of EarthWeb LLC and thus may be deemed to beneficially own the 110,994 shares of Common Stock owned by EarthWeb LLC. Jack D. Hidary and Murray Hidary, the sole owners of GNP, each disclaim beneficial ownership of these shares except to the extent of their pecuniary interest therein.

(5) Includes (a) 162,274 shares subject to stock options that are exercisable within 60 days of March 1, 1999 and shares issued upon the exercise of certain stock options that are the subject of certain voting trust agreements between EarthWeb, GNP and certain optionholders of EarthWeb, and (b) the 2,200 and 7,068 shares beneficially owned by Ms. Math and Mr. Kleine, respectively. Pursuant to such agreements, GNP has the right to vote shares received upon the exercise of such options, and thus may be deemed to beneficially own the shares of Common Stock subject to such options. Jack D. Hidary and Murray Hidary, the sole owners of GNP, each disclaim beneficial ownership of such shares.

(6) All of the shares indicated as owned by Dr. Kressel and Mr. Davis are owned directly by Warburg and are included because of Dr. Kressel's and Mr. Davis' affiliation with Warburg. Dr. Kressel and Mr. Davis disclaim beneficial ownership of these shares within the meaning of Rule 13d-3 under the Exchange Act.

(7) Includes 32,551 shares subject to stock options that are exercisable within 60 days of March 1, 1999 of a total of 85,400 options granted to Ms. Math.

(8) Includes 50,974 shares subject to stock options that are exercisable within 60 days of March 1, 1999 of a total of 132,525 options granted to Mr. Gollan.

(9) Includes 1,035 shares subject to stock options that are exercisable within 60 days of March 1, 1999.

                                  MANAGEMENT

Directors and Executive Officers

  The following table sets forth the names, ages and positions of all directors and executive officers of EarthWeb, including the nominee, as of March 1, 1999. A summary of the background and experience of each of these individuals is set forth after the table.

                       Directors and Executive Officers

             Name         Age                  Position(s)
             ----         --- -------------------------------------------
     Jack D. Hidary (1)    30 President, Chief Executive Officer and
                              Director
                              Executive Vice President, Business
                              Development, Secretary, Treasurer and
     Murray Hidary         27 Director
     Nova Spivack          29 Strategic Planning Advisor and Director
     William Gollan        51 Senior Vice President
                              Vice President and President of EW Career
     Lloyd Linn            42 Solutions, Inc., a subsidiary of EarthWeb
     Irene Math            37 Vice President, Finance
     Kevin McPherson       40 Vice President, Worldwide Advertising Sales
     John Kleine           44 Vice President, Systems and Operations
     Scott Anderson        44 Vice President, Worldwide Marketing
     Mark Schlack          46 Vice President, Content
     Cary Davis (1)(2)     32 Director
     Henry Kressel (1)(2)  65 Director

--------
(1) Member of the Compensation Committee of the Board of Directors
(2) Member of the Audit Committee of the Board of Directors

  Messrs. Jack D. Hidary and Murray Hidary are brothers. There are no other family relationships among the directors, director nominee or executive officers of EarthWeb.

  EarthWeb has five directors serving on its Board of Directors. Each of the current members of the Board of Directors was elected pursuant to the terms of the Amended and Restated Shareholders Agreement (the "Shareholders Agreement") entered into in June 1997 by and among Global Network Partners LLC ("GNP"), EarthWeb LLC and Warburg, Pincus Ventures, L.P. ("Warburg"), which provisions terminated upon the consummation of EarthWeb's initial public offering in November 1998 (the "IPO").

  EarthWeb's Amended and Restated Bylaws provide for the Board of Directors to be divided into three classes, with each class to be as nearly equal in the number of directors as possible. At each annual meeting of shareholders, the successors to the class of directors whose term expires at that time are elected to hold office for a term of three years until their respective successors are elected and qualified, so that the term of one class of directors expires at each such annual meeting. Under the terms of EarthWeb's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the terms of office expire as follows: Mr. Spivack, 1999; Mr. Murray Hidary, 2000; Mr. Davis, 2000; Mr. Jack D. Hidary, 2001; and Dr. Kressel, 2001.

  Jack D. Hidary has served as the President, Chief Executive Officer and a director of EarthWeb since April 1996 and has co-managed its predecessors since January 1995. Mr. Hidary is a co-founder of EarthWeb. From November 1991 to July 1994, Mr. Hidary served as a Stanley Fellow in Clinical Neuroscience at the National Institutes of Health, where he helped establish a digital brain imaging laboratory making use of Internet, neural network and other advanced technologies. Prior to this fellowship, Mr. Hidary helped build ColumbiaNet, the online service of Columbia University, where he also studied Philosophy and Neuroscience.

  Murray Hidary has been the Executive Vice President, Business Development, Secretary, Treasurer and a director of EarthWeb since April 1996 and has co-managed its predecessors since January 1995. Mr. Hidary is a co-founder of EarthWeb. Mr. Hidary studied Music and Composition at New York University.

  Nova Spivack has been the Strategic Planning Adviser of EarthWeb since August 1998 and has been a director of EarthWeb since April 1996. From April 1996 until July 1998, Mr. Spivack served as Executive Vice President, Strategic Planning of EarthWeb and since January 1995 has co-managed its predecessors. Mr. Spivack is a co-founder of EarthWeb. Prior to 1994, Mr. Spivack was the Editor/Reviewer of Interactive and Multimedia News at Individual, Inc. Mr. Spivack received his B.A. in Philosophy from Oberlin College and a C.S.S. degree from the International Space University.

  William Gollan has been the Senior Vice President of EarthWeb since November 1997. Prior to joining EarthWeb, Mr. Gollan was a Senior Vice President of LitleNet beginning in February 1996 focusing on electronic software distribution. From March 1994 to April 1996, Mr. Gollan was a Vice President, Sales and Marketing for Kurzweil Applied Intelligence. From December 1987 to March 1994, Mr. Gollan was a Managing Director of Weathervane Management Consultants. In 1990, Mr. Gollan co-founded Computer Buying World Magazine, an IDG monthly trade magazine focused on the computer distribution channel. Mr. Gollan attended Northeastern University.

Lloyd Linn has been the Vice President of EarthWeb and President of EW Career Solutions, Inc., a subsidiary of EarthWeb formerly known as EW Acquisition Corporation which operates the dice.com business, since February 1999. Mr. Linn was the co-founder of dice.com and co-managed dice.com since its inception in 1990. Mr. Linn has worked as a contract programmer and consultant at various technical consulting companies including Cap Gemini Group. Mr. Linn studied Computer Sciences at Des Moines Area Community College.

  Irene Math is the Senior Vice President, Finance of EarthWeb, and was the Vice President, Finance from November 1996 to March 1999. From June 1995 to May 1996, Ms. Math served as Corporate Controller for MCI/News Corp.'s Internet Ventures. From July 1992 to May 1995, she was a Vice President in Banking and Corporate Finance at Chemical Bank. From September 1984 to June 1992, Ms. Math held various positions at Arthur Andersen & Co. Ms. Math graduated from Lehigh University with a B.S. in Accounting and is a Certified Public Accountant.

  Kevin McPherson has been the Vice President, Worldwide Advertising Sales of EarthWeb since July 1998. From 1997 through June 1998, Mr. McPherson served as Vice President and Publisher of BYTE Magazine. From September 1996 to January 1997, Mr. McPherson served as Senior Vice President of Network Sales for IDG. From 1981 through September 1996, Mr. McPherson served in various capacities at Computerworld including Senior Vice President and Publisher. Mr. McPherson received a B.A. from the University of Richmond and an M.B.A. from the University of Connecticut.

  John Kleine has been the Vice President, Systems and Operations of EarthWeb since January 1998. Prior to joining EarthWeb, Mr. Kleine served as Vice President, Director of Business Systems from 1983 to 1997 at True North Communications where he was responsible for all desktop systems, voice and data networking, data center operations and graphics design computing. Prior to 1983, Mr. Kleine held various financial positions at Warner Communications, Inc. and Viacom International, Inc. Mr. Kleine received his B.A. in Accounting and Mathematics from Queens College.

  Scott Anderson has been the Vice President, Worldwide Marketing of EarthWeb since August 1998. From 1994 to July 1998, Mr. Anderson served as a Partner and Worldwide Management Supervisor at Ogilvy & Mather where he ran the global IBM Software Group account. In 1994, Mr. Anderson worked at the west coast advertising agency, Suissa Miller, where he launched Crayola's software family. Prior to that, he worked at Drew Advertising where, among other accomplishments, he built the Peter Norton software brand franchise. He won the American Marketing Association's Effie award for marketing effectiveness for both the Crayola and IBM software launches. Mr. Anderson received a B.S. from Rutgers University.

  Mark Schlack has been the Vice President, Content for EarthWeb since November 1998. From December 1995 to May 1998, Mr. Schlack served as Editor and later as Editor-in-Chief of BYTE Magazine, published by McGraw Hill. From June 1990 to November 1995, he held various positions at Cahners Publishing including Editor of Datamation and Editor In Chief of Systems Integration Business. Mr. Schlack graduated from the University of Michigan with a B.A. in Creative Writing.

  Cary Davis has been a director of EarthWeb since February 1998. Mr. Davis has served with E.M. Warburg, Pincus & Co., LLC, since October 1994 and has been a Managing Director since January 1999. From August 1992 to September 1994, Mr. Davis was employed by Dell Computer Corporation, where his last position was Manager of Worldwide Desktop Marketing. Mr. Davis also serves as a director of BEA Systems, Inc. Mr. Davis holds a B.A. from Yale University and an M.B.A. from Harvard University.

  Henry Kressel has been a director of EarthWeb since October 1996. Dr. Kressel has served with E.M. Warburg, Pincus & Co., LLC, an investment firm, since 1983 and has been a Managing Director since 1985. Prior to 1983, Dr. Kressel was Staff Vice President for research and development in solid state technology at the RCA Corporation. Dr. Kressel also serves as a director of Level One Communications, Inc., a semi-conductor company, IA Corporation, a software development company, Nova Corporation, a credit card processing company and Covad Communications, an XDSL service provider. Dr. Kressel received a B.A. from Yeshiva University, a Masters in Applied Physics from Harvard University, a Ph.D. in Engineering from the University of Pennsylvania and an M.B.A. from The Wharton School of Business at the University of Pennsylvania.

                     PROPOSAL ONE -- ELECTION OF DIRECTOR

  At the Annual Meeting, one individual will be elected as director for a three-year term and until his successor is elected and qualified. The Board of Directors has nominated Nova Spivack for re-election at the Annual Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE FOR ELECTION AS A MEMBER OF THE BOARD OF DIRECTORS.

  The proxies given to the proxyholders will be voted or not voted as directed thereon, and if no direction is given, will be voted FOR approval of the nominee. The Board of Directors knows of no reason why the nominee should be unable or unwilling to serve, but if the nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board of Directors may recommend in the place of such nominee.

Compensation of Directors

  EarthWeb does not currently pay any director's fees.

Indemnification

  The Delaware General Corporation Law provides that a corporation may indemnify its directors and officers for certain liabilities. EarthWeb's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide for the indemnification of its directors and officers. The effect of such provisions is to indemnify to the fullest extent permitted by law the directors and officers of EarthWeb against all costs, expenses and liabilities incurred by them in connection with any action, suit or proceeding in which they are involved by reason of their affiliation with EarthWeb. EarthWeb maintains directors and officers liability insurance.

Committees of the Board

  The Board of Directors has established an Audit Committee, the members of which are Henry Kressel and Cary Davis, who are nonemployee directors, and a Compensation Committee, the members of which are Dr. Kressel and Mr. Davis, who are nonemployee directors, and Jack D. Hidary. EarthWeb does not have a Nominating Committee.

  The Audit Committee is responsible for recommending to the Board of Directors the engagement of the independent auditors of EarthWeb and reviewing with the independent auditors the scope and results of the audits, the internal accounting controls of EarthWeb, audit practices and the professional services furnished by the independent auditors.

  The Compensation Committee is responsible for reviewing and approving all compensation arrangements for officers of EarthWeb, and is also responsible for administering, or making recommendations with respect to, EarthWeb's stock plans. A subcommittee of the Compensation Committee consisting of Dr. Kressel and Mr. Davis administers the 1998 Stock Incentive Plan with respect to EarthWeb's officers subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Attendance at Board and Committee Meetings

  During the fiscal year ended December 31, 1998, the Board of Directors met 4 times and acted by unanimous written consent 14 times, with each director attending each meeting and executing each consent. The Audit Committee and Compensation Committee, which were each formed in August 1998, did not meet during the fiscal year ended December 31, 1998.

                      COMPENSATION OF EXECUTIVE OFFICERS

Summary of Executive Compensation

  The table below sets forth information concerning the annual and long-term compensation for services rendered in all capacities to EarthWeb during the years ended December 31, 1998 and 1997 for: (1) the Chief Executive Officer of EarthWeb and (2) the four other highest paid executive officers of EarthWeb in 1998 (collectively, the "Named Executive Officers"):

                                                                       Long Term
                                                                      Compensation
                                      Annual Compensation                Awards
                               -------------------------------------- ------------
                                                                       Securities
        Name and                                       Other Annual    Underlying
   Principal Position     Year Salary($) Bonus($)     Compensation($)  Options(#)
------------------------  ---- --------- --------     --------------- ------------
Jack D. Hidary..........  1998 $160,000  $41,000 (2)          --            --
 President, Chief
  Executive Officer       1997  160,000   10,000 (1)          --            --
Murray Hidary...........  1998  130,000   36,000 (2)          --            --
 Executive Vice
  President,              1997  130,000   10,000 (1)          --            --
 Business Development,
 Secretary and Treasurer
William Gollan..........  1998  151,000   37,000 (2)      $53,000(3)     74,750
 Senior Vice President
Irene Math..............  1998  132,000   38,000 (2)          --         46,150
 Vice President, Finance  1997  118,000   10,000 (1)          --         29,249
John Kleine.............  1998  128,292   19,600 (2)          --         19,500
 Vice President, Systems
 and Operations

--------
(1) Represents bonuses earned in 1997, one-half of which were paid in 1998.
(2) Represents bonuses earned in 1998, a portion of which were paid in 1999.
(3) Represents corporate apartment rental paid in 1998.

Summary of Option Grants

  The following table sets forth information regarding stock options granted by EarthWeb pursuant to the 1996 Amended and Restated Stock Plan (as amended to date, the "Stock Plan") during the fiscal year ended December 31, 1998 to each of the Named Executive Officers. EarthWeb has never granted stock appreciation rights.

                                 Option Grants in Last Fiscal Year
                                         Individual Grants
                         -------------------------------------------------
                                      Percent of
                                    Total Options
                                      Granted to                           Potential Realizable
                                    Employees (net                           Value at Assumed
                                          of                                   Annual Rates
                                     forfeitures)                                   of
                         Number of        in       Exercise or                  Stock Price
                         Securities  Fiscal Year       Base                  Appreciation for
                         Underlying     Ended         Price                    Option Term(4)
                          Options    December 31,   Per Share   Expiration ---------------------
          Name           Granted(1)    1998(2)     ($/Share)(3)    Date                  10%
------------------------ ---------- -------------- ------------ ----------     5%     ----------
Jack D. Hidary..........      --          --            --           --           --         --
Murray Hidary...........      --          --            --           --           --         --
William Gollan..........   74,750       21.44%        $3.08      1/29/05   $1,172,180 $1,623,709
Irene Math..............   46,150       13.24%        $3.08      1/29/05   $  723,694 $1,002,464
John Kleine.............   19,500        5.59%        $3.08      1/29/05   $  305,786 $  423,576

--------
(1) The options were granted under the Stock Plan. See "1996 Amended and Restated Stock Plan."
(2) Based on an aggregate of 348,650 options granted (net of forfeitures) to employees in the year ended December 31, 1998, including options granted to Named Executive Officers.
(3) The exercise price per share of each option was equal to the fair market value of the Common Stock on the date of the grant as determined by the Board of Directors. EarthWeb determined the fair market value of the Common Stock on the date of the grant based upon the most recent price paid by a third party for EarthWeb's then outstanding convertible preferred stock with an appropriate discount as a result of the convertible preferred stock having a liquidation preference, the right to board representation and a cumulative preferred dividend.
(4) Potential realizable values are computed by (a) multiplying the number of shares of Common Stock subject to a given option by the initial public offering price of $14.00 per share which represents the price per share offered in EarthWeb's initial public offering on November 11, 1998, (b) assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the remaining six-year term of the option and (c) subtracting from that result the aggregate option exercise price. The 5% and 10% assumed annual rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent EarthWeb's estimate or projection of future Common Stock prices. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock, overall stock market conditions and the option holder's continued employment with EarthWeb through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

Summary of Options Exercised

  The following table sets forth information concerning options exercised by any Named Executive Officer during the fiscal year ended December 31, 1998 and unexercised options held by the Named Executive Officers as of December 31, 1998. The values of unexercised in-the-money options represent the positive spread between the respective exercise prices of outstanding stock options and the last reported sale price of the Common Stock on December 31, 1998 of $38.88.

                                                Aggregate Option Exercises in Last Fiscal Year
                                                       and Fiscal Year-End Option Values
                                              ---------------------------------------------------
                                                Number of Securities      Value of Unexercised
                                               Underlying Unexercised         In-the-Money
                                                     Options at                Options at
                                                   Fiscal Year End           Fiscal Year End
                                              ------------------------- -------------------------
                           Shares
                          Acquired    Value
          Name           on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
------------------------ ----------- -------- ----------- ------------- ----------- -------------
Jack D. Hidary..........      --         --        --           --             --           --
Murray Hidary...........      --         --        --           --             --           --
William Gollan..........      --         --     28,530       93,995     $1,021,319   $3,364,840
Irene Math..............    2,200    $13,865    15,324       57,876     $  554,948   $2,089,015
John Kleine.............      --         --      2,925       16,575     $  104,709   $  593,353

Employment and Consulting Agreements

  Jack D. Hidary and Murray Hidary (the "Managers") entered into employment agreements (individually, an "Employment Agreement" and, collectively, the "Employment Agreements") with GNP effective January 1, 1995. Each Employment Agreement provided for an initial two year term, which will extend automatically for additional one-year terms unless terminated by 60 days prior notice from the respective Manager. Through an Intercompany Services Agreement dated as of October 25, 1996 among the Managers, Nova Spivack, EarthWeb, GNP and EarthWeb LLC (the "Intercompany Services Agreement"), which amends certain provisions of each of the Employment Agreements (and for purposes of the following discussion, all references to the Employment Agreements shall be to the Employment Agreements as amended by the Intercompany Services Agreement), each of the Managers agreed to serve as an officer and employee of EarthWeb as if EarthWeb were "the Company" under their respective Employment Agreement. In connection therewith, EarthWeb agreed to assume all of the obligations of GNP under the Employment Agreements, including payments of salary and other compensation. Mr. Jack D. Hidary receives an annual base salary of $160,000 per annum, subject to cost of living increases, and Mr. Murray Hidary receives an annual base salary of $160,000 per annum, subject to cost of living increases. Each Manager is also entitled to receive bonuses as may from time-to-time be awarded by the Board of Directors to such Manager.

  In the event either Mr. Jack D. Hidary or Mr. Murray Hidary is terminated without "cause" (as such term is defined in the respective Employment Agreement), each may continue to receive their respective base salary for a period of up to two years following such termination. The continued payment of such Manager's base salary is contingent upon such Manager's not disclosing EarthWeb's confidential information or competing with the business of EarthWeb.

  EarthWeb entered into a consulting agreement with Nova Spivack, effective August 1, 1998, pursuant to which Mr. Spivack provides advisory services to the Chief Executive Officer and senior management. Under this agreement, Mr. Spivack receives compensation in the amount of $6,000 per month, subject to cost of living increases. The term of the agreement is 18 months. If EarthWeb terminates the agreement for "cause", as defined in the agreement, Mr. Spivack will be entitled to up to 12 months compensation plus bonuses. If EarthWeb terminates the agreement without "cause", Mr. Spivack will be entitled to up to 18 months compensation plus bonuses. If Mr. Spivack terminates the agreement for "cause", as defined in the agreement, he may be entitled to up to 15 months compensation plus bonuses. If Mr. Spivack terminates the agreement without "cause", he may be entitled to up to 12 months compensation plus bonuses. The agreement prohibits

Mr. Spivack from competing with EarthWeb during the term of the agreement and for two years thereafter, subject to an additional two-year extension.

  EarthWeb has entered into employment agreements with William Gollan, Senior Vice President, Lloyd Linn, Vice President and President of EW Career Solutions, Inc., Irene Math, Senior Vice President, Finance, Kevin McPherson, Vice President, Worldwide Advertising Sales, John Kleine, Vice President, Systems and Operations, Scott Anderson, Vice President, Worldwide Marketing and Mark Schlack, Vice President of Content. These employment contracts provide for base salaries ranging from $125,000 to $175,000 and commissions and bonuses based on both individual and overall EarthWeb performance measures.

  The material terms of these employment agreements are: (1) any dispute or controversy arising under or in connection with the employment agreement (other than injunctive relief) shall be settled exclusively by arbitration;
(2) if any executive is terminated without cause, she/he will receive severance pay between 3 and 12 months; and (3) during the agreement and between 3 months to 3 years thereafter, the executive is prohibited from competing with EarthWeb.

Compensation Committee Interlocks and Insider Participation

  On August 1, 1998, Messrs. Jack D. Hidary, Cary Davis and Henry Kressel were appointed as members of the Compensation Committee. A subcommittee of the Compensation Committee consisting of Dr. Kressel and Mr. Davis will administer the 1998 Stock Incentive Plan with respect to EarthWeb's officers subject to
Section 162(m) of the Code. Mr. Hidary has served as President and Chief Executive Officer of EarthWeb since April 1996. Mr. Hidary will abstain from Compensation Committee decisions regarding his own compensation. Mr. Davis has served with E.M. Warburg, Pincus & Co., LLC since October 1994 and has been a Managing Director since January 1999. Dr. Kressel has served with E.M. Warburg, Pincus & Co., LLC since 1983 and has been a Managing Director since 1985. In October 1996, EarthWeb issued 2,925,000 shares of Common Stock to EarthWeb LLC and assumed substantially all of the liabilities of EarthWeb LLC in exchange for substantially all of the assets of EarthWeb LLC. At the time of such transaction, EarthWeb LLC was the sole owner of Common Stock then outstanding and, consequently, the members of EarthWeb LLC (which included GNP, of which Messrs. Jack D. Hidary, Murray Hidary and Nova Spivack were the members at such time) retained their proportionate interests in EarthWeb through the ownership by EarthWeb LLC of such Common Stock. In June 1998, EarthWeb issued 433,965 shares of Common Stock to EarthWeb LLC for an aggregate purchase price of $3.7 million. Immediately prior to the IPO, EarthWeb LLC distributed substantially all shares of EarthWeb Common Stock that it held to its members. In October 1996, EarthWeb issued 653,111 shares of Series A Convertible Preferred Stock to Warburg in a private placement for an aggregate purchase price of approximately $6.7 million, of which $4.9 million was received by EarthWeb and the remainder was used to repay certain investors and cover the transaction costs. In June 1997, EarthWeb issued 598,086 shares of Series B Convertible Preferred Stock to Warburg for an aggregate purchase price of $10.0 million. All of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock were converted into an aggregate of 2,439,833 shares of Common Stock upon completion of EarthWeb's IPO.

Certain Relationships and Related Transactions

  In October 1996, EarthWeb issued 2,925,000 shares of Common Stock to EarthWeb LLC and assumed substantially all of the liabilities of EarthWeb LLC in exchange for substantially all of the assets of EarthWeb LLC. At the time of such transaction, EarthWeb LLC was the sole owner of Common Stock then outstanding and, consequently, the members of EarthWeb LLC (which included GNP, of which Messrs. Jack D. Hidary, Murray Hidary and Nova Spivack were the members at such time) retained their proportionate interests in EarthWeb through the ownership by EarthWeb LLC of such Common Stock.

  In October 1996, EarthWeb issued 653,111 shares of Series A Convertible Preferred Stock to Warburg in a private placement for an aggregate purchase price of approximately $6.7 million, of which $4.9 million was received by EarthWeb and the remainder was used to repay certain investors and cover the transaction costs. In June 1997, EarthWeb issued 598,086 shares of Series B Convertible Preferred Stock to Warburg for an aggregate purchase price of $10.0 million. All of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock were converted into an aggregate of 2,439,833 shares of Common Stock upon the consummation of EarthWeb's IPO.

  In June 1998, EarthWeb issued 433,965 shares of Common Stock to EarthWeb LLC for an aggregate purchase price of $3.7 million.

  The controlling member of EarthWeb LLC is GNP, the members of which are Jack
D. Hidary and Murray Hidary, directors and officers of EarthWeb. Warburg, EarthWeb LLC, GNP and the GNP members are entitled to demand and piggyback registration rights with respect to their respective shares of Common Stock, which, with respect to EarthWeb LLC, includes the former members.

  Pursuant to certain provisions of the Shareholders Agreement, Warburg granted GNP an option to purchase up to 10% of the shares that Warburg received upon conversion of its preferred stock, subject to Warburg realizing a return of at least five times on its investment. The rights become conditionally exercisable after the expiration of any restrictions on resale of such shares.

  Holders of stock options under the Stock Plan and stock issued upon exercise of stock options (collectively, "Optionees") have entered into a Voting Trust Agreement among such parties, EarthWeb and GNP (the "Voting Trust Agreement"). Under the Voting Trust Agreement, Optionees have provided GNP with voting power with respect to all shares of Common Stock issued upon the exercise of their options and have given EarthWeb the right to purchase such shares in certain events. The Voting Trust Agreement terminates on May 10, 1999.

  EarthWeb entered into a consulting agreement with Nova Spivack dated as of August 1, 1998. See "Employment and Consulting Agreements." Under the consulting agreement, various repurchase rights with respect to Mr. Spivack's interests in GNP were waived. In December 1998, Mr. Spivack exercised the option in the consulting agreement that gave him the right to sell 4,713 shares of Common Stock to EarthWeb at a price of $42.43 per share, for an aggregate purchase price of approximately $200,000.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that EarthWeb's executive officers and directors, and any persons holding more than 10 percent of the Common Stock, file reports of beneficial ownership on Form 3 and changes in beneficial ownership on Forms 4 and 5 with the Securities and Exchange Commission ("SEC"). Such reporting persons are also required by the SEC rules to furnish EarthWeb with copies of all Section 16(a) reports they file. Based solely on its review of the Forms 3, 4 and 5 and any amendments thereto filed by such reporting persons, as well as written representations from certain reporting persons that no Forms 5 are required, EarthWeb believes that, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to such reporting persons, were complied with pursuant to the SEC rules.

1996 Amended and Restated Stock Plan

  The Stock Plan was adopted by the Board of Directors of EarthWeb in October 1996 and was subsequently ratified by the shareholders of EarthWeb. The Stock Plan provides for the grant of incentive stock options and non-qualified stock options. The Stock Plan also provides for the issuance of stock appreciation rights and restricted stock. Directors, employees and consultants of EarthWeb are eligible to receive grants under the Stock Plan. The Stock Plan authorizes 525,000 shares of Common Stock for issuance, subject to adjustment as set forth in the Stock Plan. As of March 1, 1999, options relating to 465,984 shares of Common Stock were outstanding.

1998 Stock Incentive Plan

  EarthWeb's 1998 Stock Incentive Plan is described in Proposal No. 2 below.

1998 Employee Stock Purchase Plan

  EarthWeb's 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan") was approved by the Board of Directors in November 1998 and has been approved by EarthWeb's shareholders. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code, in order to provide employees of EarthWeb with an opportunity to purchase Common Stock through payroll deductions. An aggregate of 159,000 shares of Common Stock has been reserved for issuance under the Stock Purchase Plan and is available for purchase thereunder, plus an annual increase to be added on the first day of EarthWeb's fiscal year beginning in 2000 equal to the least of (1) 400,000 shares, (2) two percent (2%) of the outstanding shares on such date or (3) a lesser number of shares determined by the Compensation Committee, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of EarthWeb. Except for any employees (a) who, after giving effect to the grant under the Stock Purchase Plan, would own shares and options equal to 5% or more of the total voting power of EarthWeb's outstanding Common Stock, (b) whose rights under all of EarthWeb's stock purchase plans accrue at a rate exceeding $25,000 per year, (c) whose customary employment is 20 or fewer hours per week or 5 or fewer months per year or (d) who are subject to laws of a foreign jurisdiction that prohibit or make impracticable such employee's participation in the Stock Purchase Plan, all employees of EarthWeb are eligible to participate in the Stock Purchase Plan.

  Offer periods under the Stock Purchase Plan ("Offer Periods") are generally overlapping periods of 24 months. The initial Offer Period commenced on the closing date of the IPO. Additional Offer Periods will commence each February 1 and August 1. Purchase periods under the Stock Purchase Plan ("Purchase Periods") are generally six month periods. The initial Purchase Period commenced on the closing date of the IPO. Additional Purchase Periods will commence each August 1 and February 1. Exercise dates under the Stock Purchase Plan ("Exercise Dates") are the last day of each Purchase Period. An Offer Period may be shortened in the event of a merger of EarthWeb with or into another corporation, the sale of all or substantially all of the assets of EarthWeb, or certain other transactions.

  On the first day of each Offer Period, a participating employee is granted a purchase right that is a form of option to be automatically exercised on the forthcoming Exercise Dates within the Offer Period. During the Offer Period deductions are made from the pay of participants (in accordance with their authorizations) and credited to their accounts under the Stock Purchase Plan. When the purchase right is exercised, the participant's withheld salary is used to purchase shares of Common Stock of EarthWeb. The price per share at which shares are to be purchased under the Stock Purchase Plan during any Purchase Period is the lesser of the fair market value of the Common Stock (as defined in the Stock Purchase Plan) on (a) the date of the grant of the option (the commencement of the Offer Period) or (b) the Exercise Date (the last day of a Purchase Period). The participant's purchase right is exercised in this manner on both Exercise Dates arising in the Offer Period unless, on the first day of any Purchase Period, the fair market value of the Common Stock is lower than the fair market value of the Common Stock on the first day of the Offer Period. If so, the participant's participation in the original Offer Period is terminated, and the participant is automatically enrolled in the new Offer Period effective the same date.

  Payroll deductions may range from 1% to 15% (in whole percentage increments) of a participant's regular base pay, exclusive of overtime, bonuses, shift-premiums or commissions, but not more than $21,250 per year. Participants may not make additional payments to their accounts. The maximum number of shares of Common Stock that any employee may purchase under the Stock Purchase Plan during a Purchase Period is determined by dividing 15% of the employee's regular base pay by the applicable purchase price. Certain additional limitations on the amount of Common Stock that may be purchased during any calendar year are imposed by the Code.

  The Stock Purchase Plan is administered by the Compensation Committee, which has the authority to terminate or amend the Stock Purchase Plan (subject to specified restrictions) and otherwise to administer the Stock Purchase Plan and to resolve all questions relating to the administration of the Stock Purchase Plan.

401(k) Plan

  EarthWeb maintains a 401(k) retirement savings plan (the "401(k) Plan"). All employees of EarthWeb, meeting certain minimum eligibility requirements are eligible to participate in the 401(k) Plan. The 401(k) Plan provides that the employee may contribute up to 15% of his or her pre-tax gross compensation (but not greater than a statutorily prescribed annual limit). The 401(k) Plan permits, but does not require, additional contributions to the 401(k) Plan by EarthWeb. All amounts contributed by the employee participants in conformity with plan requirements and earnings on such contributions are fully vested at all times. For the year ended December 31, 1998, EarthWeb did not contribute to the 401(k) Plan.

  EarthWeb's wholly-owned subsidiaries, EW Career Solutions, Inc. and MicroHouse International, Inc., also maintain 401(k) retirement plans.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  EarthWeb's executive compensation program has been administered by the Compensation Committee of the Board of Directors since August 1, 1998. Prior to August 1, 1998, compensation decisions and grants of stock options were made by the Board of Directors. The current members of the Compensation Committee are Dr. Kressel and Mr. Davis, each of whom is a non-employee director within the meaning of Section 16 of the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Code, and Mr. Jack D. Hidary. A subcommittee of the Compensation Committee consisting of Dr. Kressel and Mr. Davis will administer the 1998 Stock Incentive Plan with respect to EarthWeb's officers subject to Section 162(m) of the Code. Mr. Hidary will abstain from Compensation Committee decisions regarding his own compensation.

General Compensation Philosophy

  The role of the Compensation Committee is to review and administer all compensation arrangements for officers of EarthWeb (including all of the Named Executive Officers), and to be responsible for administering or making recommendations with respect to EarthWeb's stock plans. A subcommittee of the Compensation Committee consisting of Dr. Kressel and Mr. Davis will administer the 1998 Stock Incentive Plan with respect to EarthWeb's officers subject to
Section 162(m) of the Code. EarthWeb's compensation philosophy for officers is to relate compensation to corporate performance and increases in shareholder value, while providing a total compensation package that is competitive and enables EarthWeb to attract, motivate, reward and retain key executives and employees. EarthWeb uses salaries, bonuses and stock options to meet these goals.

Executive Compensation

  Base Salary. Salaries for executive officers for 1998 were generally determined by the Board of Directors on an individual basis at the time of hiring. The majority of EarthWeb's executives were hired prior to the formation of the Compensation Committee. For 1999, the Compensation Committee will review the base salaries of the executive officers by evaluating each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

  Annual Incentive Awards. EarthWeb's executive officers are eligible for cash bonus awards which are paid out twice annually in January and July. Awards under this program are based on individual performance objectives and on the attainment of specific company performance measures established by the Compensation Committee each year. Awards under this program for 1998 were determined by the Board of Directors.

  Long-Term Incentive Awards. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of executives with the long-term interests of EarthWeb's shareholders and encourages executives to remain in EarthWeb's employ. EarthWeb grants stock options in accordance with the 1998 Stock Incentive Plan and the Stock Plan. A subcommittee of the Compensation Committee consisting of Dr. Kressel and Mr. Davis will administer the 1998 Stock Incentive Plan with respect to EarthWeb's officers subject to Section 162(m) of the Code. Grants are awarded based on a number of factors, including the individual's level of responsibility, the amount and term of options already held by the individual, the individual's contributions to the achievement of EarthWeb's financial and strategic objectives, and industry practices and norms.

Chief Executive Officer Compensation

  Mr. Jack D. Hidary's base salary and bonus for 1998 were determined based upon negotiations between EarthWeb and Mr. Jack D. Hidary and were approved by the Board of Directors prior to his hiring, as he was hired prior to the formation of the Compensation Committee. For 1999, the Compensation Committee will evaluate his compensation consistent with the factors described above for all executive officers.

Internal Revenue Code Section 162(m) Limitation

  Section 162(m) of the Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies. Having considered the requirements of Section 162(m), the Compensation Committee believes that grants made pursuant to the Stock Plan and the 1998 Stock Incentive Plan meet the requirements that such grants be "performance based" and are, therefore, exempt from the limitations on deductibility. The proposal to amend the 1998 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder includes further amendments to the 1998 Stock Incentive Plan that will continue EarthWeb's ability to make performance-based grants that comply with the requirements of Section 162(m). Historically, the combined salary and bonus of each executive officer has been below the $1.0 million limit. The Compensation Committee's present intention is to comply with Section 162(m) unless the Compensation Committee feels that required changes would not be in the best interest of EarthWeb or its shareholders.

                                          COMPENSATION COMMITTEE

                                          Jack D. Hidary
                                          Henry Kressel
                                          Cary Davis

                       EARTHWEB STOCK PRICE PERFORMANCE

  The following performance graph assumes an investment of $100 on November 11, 1998 (the date EarthWeb's Common Stock began trading on the Nasdaq National Market) and compares the change to December 31, 1998 in the market prices of the Common Stock with a broad market index (Nasdaq Stock Market-- U.S.) and an industry index (Hambrecht & Quist Internet Index). EarthWeb paid no dividends during the periods shown; the performance of the indexes is shown on a total return (dividend reinvestment) basis. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates. The comparisons provided in this graph are not intended to be indicative of possible future performance of EarthWeb's Common Stock.




                                                      11/11/98 11/30/98 12/31/98
                                                      -------- -------- --------
EarthWeb.............................................   100      288      278
Nasdaq Stock Market (US) Index.......................   100      105      118
Hambrecht & Quist Internet Index.....................   100      116      140

  The foregoing report of the Compensation Committee of the Board of Directors on executive compensation and the performance graph that appears immediately above shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Exchange Act, or incorporated by reference in any document so filed.

      PROPOSAL TWO -- AMENDMENTS TO EARTHWEB'S 1998 STOCK INCENTIVE PLAN

1998 Stock Incentive Plan

  EarthWeb's shareholders are being asked to approve and adopt amendments to EarthWeb's 1998 Stock Incentive Plan (the "1998 Stock Incentive Plan"). The proposed amendments to the 1998 Stock Incentive Plan will (i) increase the number of shares of Common Stock reserved for issuance thereunder by an additional 1,700,000 shares, and (ii) limit the maximum number of options and stock appreciation rights that may be awarded to an employee in any one fiscal year of EarthWeb in order to ensure compliance with the requirements of
Section 162(m) of the Code.

  The purpose of the amendments to EarthWeb's 1998 Stock Incentive Plan is to enhance EarthWeb's ability to provide key individuals with awards and incentives commensurate with their contributions and competitive with those offered by other employers, and to increase shareholder value by further aligning the interests of key individuals with the interests of EarthWeb's shareholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. The Board of Directors believes that EarthWeb's long term success is dependent upon the ability of EarthWeb to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to EarthWeb.

  The following summary of the 1998 Stock Incentive Plan is subject in its entirety to the specific language of the 1998 Stock Incentive Plan, a copy of which is attached as Exhibit A hereto.

General Description

  EarthWeb's 1998 Stock Incentive Plan was adopted by the Board of Directors in November 1998 and has been approved by EarthWeb's shareholders. 375,000 shares of Common Stock were initially reserved for issuance under the 1998 Stock Incentive Plan. Starting in 2000, the number of shares reserved increases by 2% each year or by a lesser amount determined by the Board of Directors. Up to 159,000 shares have been reserved for issuance as Incentive Stock Options (as defined below). Starting in 2000, the number of shares reserved for Incentive Stock Options increases by the least of 400,000, .4% or a lesser amount determined by the Board of Directors.

  On April 8, 1999, the Board of Directors approved amendments to the 1998 Stock Incentive Plan, conditioned upon and not to take effect until approved by EarthWeb's shareholders, to (i) increase the number of shares of Common Stock reserved for issuance thereunder by an additional 1,700,000 shares, and
(ii) limit the maximum number of options and stock appreciation rights that may be awarded to an employee in any one fiscal year of EarthWeb in order to ensure compliance with the requirements of Code Section 162(m).

  The purposes of the 1998 Stock Incentive Plan are to give EarthWeb's employees and others who perform substantial services for EarthWeb an incentive, through ownership of EarthWeb's Common Stock, to continue in service to EarthWeb, and to help EarthWeb compete effectively with other enterprises for the services of qualified individuals. The 1998 Stock Incentive Plan permits the grant of "incentive stock options" ("Incentive Stock Options") within the meaning of Code Section 422 only to employees of EarthWeb or any parent or subsidiary of EarthWeb. Awards other than Incentive Stock Options, such as nonstatutory stock options, stock appreciation rights ("SARs"), dividend equivalent rights, restricted stock, performance units, performance shares, and other equity based rights (including Incentive Stock Options, the "Awards"), may be granted to employees, directors and consultants of EarthWeb and its parents, subsidiaries, and other businesses in which EarthWeb, a subsidiary or a parent holds a substantial interest ("Related Entities"). As of March 1, 1999, options to purchase a total of 279,717 shares held by 111 optionees were outstanding as of such date at a weighted average exercise price of $35.59 per share, and 95,283 shares remained available for future grants under the 1998 Stock Incentive Plan. As of that same date, the number of employees, directors and consultants eligible to receive grants under the 1998 Stock Incentive Plan was approximately 129 persons. The closing price of EarthWeb's Common Stock as reported on the Nasdaq National Market on March 1, 1999 was $37.75.

Amendment to Increase the Number of Shares of Common Stock Reserved for Issuance Under the 1998 Stock Incentive Plan by an Additional 1,700,000 Shares

  Under its current provisions, the maximum number of shares of Common Stock reserved for issuance under the 1998 Stock Incentive Plan is 375,000 shares. The proposed amendment would increase the number of shares of Common Stock reserved for issuance thereunder by an additional 1,700,000 shares.

Amendment to Set Code Section 162(m) Limitations

  The Board of Directors, subject to shareholder approval, adopted an amendment to the 1998 Stock Incentive Plan to limit the maximum number of options and SARs which may be awarded to an employee in any fiscal year of EarthWeb to 600,000 shares. The purpose of the amendment is to ensure that any options and SARs granted under the 1998 Stock Incentive Plan after the Annual Meeting will qualify as "performance-based compensation" under Code Section 162(m).

  Under Section 162(m) no deduction is allowed in any taxable year of EarthWeb for compensation in excess of $1 million paid to its chief executive officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by EarthWeb's shareholders and that specifies, among other things, the maximum number of shares with respect to which options and SARs may be granted to eligible employees under such plan during a specified period. Compensation paid pursuant to options and SARs granted under such a plan is deemed to be inherently performance-based, since such awards provide value to employees only if the stock price appreciates. While Code Section 162(m) generally became effective in 1994, a special rule allows options granted under the 1998 Stock Incentive Plan to be treated as qualifying under
Section 162(m) until this Annual Meeting without having a per-person share limit.

  If shareholders do not approve the Code Section 162(m) amendment, any compensation expense of EarthWeb associated with the options and SARs granted under the 1998 Stock Incentive Plan in excess of $1 million for EarthWeb's chief executive officer and any of EarthWeb's four highest paid other executive officers will not be deductible under the Code.

Administration

  The 1998 Stock Incentive Plan is administered, with respect to grants to directors, officers, consultants, and other employees, by the Board of Directors, which shall determine the provisions, terms and conditions of each Award, including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment upon exercise of the Award, payment contingencies and satisfaction of any performance criteria. The Compensation Committee may make recommendations to the Board of Directors with respect to Awards under the 1998 Stock Incentive Plan. The Board of Directors is constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"). With respect to Awards subject to Code Section 162(m), a subcommittee of the Compensation Committee will administer the 1998 Stock Incentive Plan with respect to EarthWeb's officers subject to Code Section 162(m) and the subcommittee will be comprised solely of two or more "outside directors" as defined under Code Section 162(m) and applicable tax regulations. The Board and this subcommittee of the Compensation Committee are referred to as the "Administrator" in the 1998 Stock Incentive Plan.

Amendment and Termination

  The Board may at any time amend, suspend or terminate the 1998 Stock Incentive Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein, EarthWeb will obtain shareholder approval of any amendment to the 1998 Stock Incentive Plan in such a manner and to such a degree as required. The 1998 Stock Incentive Plan will terminate in November 2008 unless previously terminated by the Board of Directors.

Other Terms of the 1998 Stock Incentive Plan

  Stock options granted under the 1998 Stock Incentive Plan may be either Incentive Stock Options under the provisions of Section 422 of the Code, or non-qualified stock options. Incentive Stock Options may be granted only to employees of EarthWeb or any parent or subsidiary of EarthWeb. Awards other than Incentive Stock Options may be granted to employees, directors and consultants of EarthWeb or a Related Entity.

  The 1998 Stock Incentive Plan authorizes the Administrator to select the employees, directors and consultants of EarthWeb to whom Awards may be granted and to determine the terms and conditions of any Award; however, the term of an Incentive Stock Option may not be for more than 10 years (or 5 years in the case of Incentive Stock Options granted to any grantee who owns stock representing more than 10% of the combined voting power of EarthWeb or any parent or subsidiary corporation of EarthWeb). The 1998 Stock Incentive Plan authorizes the Administrator to grant Awards at an exercise price determined by the Administrator. In the case of Incentive Stock Options, such price cannot be less than 100% (or 110%, in the case of Incentive Stock Options granted to any grantee who owns stock representing more than 10% of the combined voting power of EarthWeb or any parent or subsidiary corporation of EarthWeb) of the fair market value of the Common Stock on the date the option is granted. In the case of non-qualified stock options, the exercise price cannot be less than 100% of the fair market value of the Common Stock on the date of grant unless otherwise determined by the Administrator. The exercise price of Awards intended to qualify as performance-based compensation for purposes of Code Section 162(m) shall not be less than 100% of the fair market value. The consideration to be paid for the shares of Common Stock upon exercise or purchase of an Award will be determined by the Administrator and may include cash, check, promissory note, shares of Common Stock, or assignment of part of the proceeds from the sale of shares acquired upon exercise or purchase of the Award. The aggregate fair market value of the Common Stock with respect to any Incentive Stock Options that are exercisable for the first time by an eligible employee in any calendar year may not exceed $100,000. If the aggregate fair market value of such options exceeds $100,000, such options will be treated as non-qualified stock options to the extent of such excess.

  The Awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of EarthWeb as specified in the agreements to be issued under the 1998 Stock Incentive Plan. The Administrator has the authority to accelerate the vesting schedule of Awards so that they become fully vested, exercisable, and released from any restrictions on transfer and repurchase or forfeiture rights in the event of a Corporate Transaction, a Change in Control or a Related Entity Disposition, each as defined in the 1998 Stock Incentive Plan. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the 1998 Stock Incentive Plan will terminate unless assumed by the successor company or its parent. In the event of a Change in Control or a Related Entity Disposition, each Award shall remain exercisable until the expiration or sooner termination of the Award term. The 1998 Stock Incentive Plan also permits the Administrator to include a provision whereby the grantee may elect at any time while an employee, director or consultant to exercise any part or all of the Award prior to full vesting of the Award.

  Under the 1998 Stock Incentive Plan, Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the grantee only by the grantee. However, the 1998 Stock Incentive Plan permits the designation of beneficiaries by holders of Incentive Stock Options. Other Awards shall be transferable to the extent provided in the Award agreement.

  Under the 1998 Stock Incentive Plan, the Administrator may establish one or more programs under the 1998 Stock Incentive Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an Award. The Administrator also may establish under the 1998 Stock Incentive Plan separate programs for the grant of particular forms of Awards to one or more classes of grantees.

Certain Federal Tax Consequences

  The grant of a non-qualified stock option under the 1998 Stock Incentive Plan will not result in any federal income tax consequences to the optionee or to EarthWeb. Upon exercise of a non-qualified stock option, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. EarthWeb is entitled to an income tax deduction in the amount of the income recognized by the optionee. Any gain or loss on the optionee's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. EarthWeb does not receive a tax deduction for any such gain. Capital gains currently are taxed at the same rates as ordinary income, except that the maximum marginal rate at which ordinary income is taxed to individuals is currently 39.6% and the maximum rate at which long-term capital gains are taxed is 20% for most types of property held for more than one year.

  The grant of an Incentive Stock Option under the 1998 Stock Incentive Plan will not result in any federal income tax consequences to the optionee or to EarthWeb. An optionee recognizes no federal taxable income upon exercising an Incentive Stock Option (subject to the alternative minimum tax rules discussed below), and EarthWeb receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an Incentive Stock Option, the tax consequences depend upon how long the optionee has held the shares of Common Stock. If the optionee does not dispose of the shares within two years after the Incentive Stock Option was granted, nor within one year after the Incentive Stock Option was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. EarthWeb is not entitled to any deduction under these circumstances.

  If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. EarthWeb, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

  The "spread" under an Incentive Stock Option--i.e., the difference between the fair market value of the shares at exercise and the exercise price--is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

  The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. EarthWeb is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. EarthWeb does not receive a tax deduction for any such gain.

  Recipients of restricted stock may make an election under Code Section 83(b) ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

  The foregoing is only a summary of the current effect of federal income taxation upon the grantee and EarthWeb with respect to the shares purchased under the 1998 Stock Incentive Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a grantee's death or the income tax laws of any municipality, state or foreign country to which the grantee may be subject.

Amended 1998 Stock Incentive Plan Benefits

  As of the date of this Proxy Statement, no executive officer, director and no associates of any executive office or director, has been granted any options subject to shareholder approval of the proposed amendments. The benefits to be received pursuant to the 1998 Stock Incentive Plan amendments by EarthWeb's executive officers, directors and employees are not determinable at this time.

Submission to Shareholder Vote

  The shareholders are being requested to consider and approve amendments to the 1998 Stock Incentive Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 1,700,000 shares, from 375,000 shares to 2,075,000 shares, and (ii) limit the maximum number of options and stock appreciation rights that may be awarded to an employee in any one fiscal year of EarthWeb in order to ensure compliance with the requirements of
Section 162(m) of the Code.

  The matter is being submitted to the shareholders for approval by the affirmative vote of the holders of record of a majority of the shares represented and voted, in person or by proxy, at the Annual Meeting. The shareholders should consider that directors and executive officers of EarthWeb are eligible to receive grants under the 1998 Stock Incentive Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENTS TO EARTHWEB'S 1998 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 1,700,000 SHARES AND TO LIMIT THE MAXIMUM NUMBER OF OPTIONS AND STOCK APPRECIATION RIGHTS THAT MAY BE AWARDED TO AN EMPLOYEE IN ANY ONE FISCAL YEAR.

  The persons designated in the enclosed proxy will vote your shares FOR adoption of this proposal unless instructions to the contrary are indicated in the enclosed proxy.

              PROPOSAL THREE -- SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has recommended that the shareholders ratify the selection of PricewaterhouseCoopers LLP to serve as independent auditors for EarthWeb for the fiscal year ending December 31, 1999, or until a successor is appointed.

  PricewaterhouseCoopers LLP has been the principal certified public accounting firm utilized by EarthWeb since 1995. During this time, PricewaterhouseCoopers LLP has examined EarthWeb's consolidated financial statements, made limited reviews of the interim financial reports, reviewed filings with the SEC and provided general advice regarding related accounting matters.

  The matter is being submitted to the shareholders for approval by the affirmative vote of the holders of record of a majority of the shares represented and voted, in person or by proxy, at the Annual Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF EARTHWEB FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

  The persons designated in the enclosed proxy will vote your shares FOR adoption of this proposal unless instructions to the contrary are indicated in the enclosed proxy.

  Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make statements should they desire to do so.

                                OTHER BUSINESS

  The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any matter not mentioned herein is properly brought before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

  COPIES OF EARTHWEB'S ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, EARTHWEB INC., 3 PARK AVENUE, NEW YORK, NEW YORK 10016.

                         SHAREHOLDER PROPOSALS FOR THE
                              2000 ANNUAL MEETING

  In order for shareholder proposals that are submitted pursuant to Rule 14a-8 of the Exchange Act to be considered by EarthWeb for inclusion in the proxy material for the Annual Meeting of Shareholders to be held in 2000, they must be received by the Secretary of EarthWeb by December 23, 1999.

  For proposals that shareholders intend to present at the Annual Meeting of Shareholders to be held in 2000 outside the processes of Rule 14a-8 of the Exchange Act, unless the shareholder notifies the Secretary of EarthWeb of such intent by April 18, 2000, any proxy that management solicits for such Annual Meeting will confer on the holder of the proxy discretionary authority to vote on any such proposal properly presented at such Annual Meeting.

  All such communications to the Secretary of EarthWeb must be in writing and must be received by EarthWeb at its principal executive offices, 3 Park Avenue, New York, New York 10016 by the applicable date.

                                          By Order of the Board of Directors

                                          [/s/ Jack D. Hidary]
                                          Jack D. Hidary
                                          President and Chief Executive
                                           Officer

New York, New York
April 21, 1999

                                   EXHIBIT A

                                 EARTHWEB INC.

                           1998 STOCK INCENTIVE PLAN

                   (amended and restated as of May 20, 1999)

  1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

  2. Definitions. As used herein, the following definitions shall apply:

    (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

    (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

    (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

    (d) "Award" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

    (e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

    (f) "Board" means the Board of Directors of the Company.

    (g) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the
  Grantee's: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Grantee's Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Grantee with notice of the Company's or such Related Entity's intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company's or such Related Entity's satisfaction. During this 30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

    (h) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

      (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

      (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

    (i) "Code" means the Internal Revenue Code of 1986, as amended.

    (j) "Committee" means any committee appointed by the Board to administer the Plan.

    (k) "Common Stock" means the common stock of the Company.

    (l) "Company" means EarthWeb Inc., a Delaware corporation.

    (m) "Consultant" means any person (other than an Employee or, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

    (n) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

    (o) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence,
  (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

    (p) "Corporate Transaction" means any of the following transactions:

      (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

      (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

      (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

      (iv) an acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange
    Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

    (q) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

    (r) "Director" means a member of the Board or the board of directors of any Related Entity.

    (s) "Disability" means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

    (t) "Dividend Equivalent Right" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

    (u) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

    (v) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (w) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

      (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

      (ii) In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

    (x) "Grantee" means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

    (y) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

    (z) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

    (aa) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (bb) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

    (cc) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

    (dd) "Performance--Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

    (ee) "Performance Shares" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

    (ff) "Performance Units" means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

    (gg) "Plan" means this 1998 Stock Incentive Plan.

    (hh) "Registration Date" means the first to occur of (i) the closing of the first sale to the general public of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by, on or prior to the date of consummation of such Corporate Transaction, the Securities and Exchange Commission under the Securities Act of 1933, as amended.

    (ii) "Related Entity" means any Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

    (jj) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

    (kk) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

    (ll) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

    (mm) "Share" means a share of the Common Stock.

    (nn) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    (oo) "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

  3. Stock Subject to the Plan.

    (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to Awards initially shall be 2,075,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2000 equal to two percent (2%) of the number of Shares outstanding as of such date or a lesser number of Shares determined by the Administrator. Notwithstanding the foregoing, subject to the provisions of Section 10, below, of the number of Shares specified above, the maximum aggregate number of Shares available for grant of Incentive Stock Options shall be 159,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2000 equal to the lesser of (x) 400,000 Shares, (y) four tenths of one percent (.4%) of the number of Shares outstanding as of such date, or (z) a lesser number of Shares determined by the Administrator. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired shares of Common Stock.

    (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

    (a) Plan Administrator.

      (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

      (ii) Administration With Respect to Consultants and Other
    Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

      (iii) Administration With Respect to Covered
    Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

      (iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

    (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

      (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

      (ii) to determine whether and to what extent Awards are granted hereunder;

      (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

      (iv) to approve forms of Award Agreements for use under the Plan;

      (v) to determine the terms and conditions of any Award granted hereunder;

      (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

      (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

      (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

      (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

    (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

  5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary. An

Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

  6. Terms and Conditions of Awards.

    (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

    (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

    (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

    (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

    (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

    (f) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

    (g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

    (h) Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Employee in any fiscal year of the Company shall be Six Hundred Thousand (600,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to an Employee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Employee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

    (i) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

    (j) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

    (k) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferable to the extent provided in the Award Agreement.

    (l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

  7. Award Exercise or Purchase Price, Consideration, Taxes and Reload
Options.

    (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

      (i) In the case of an Incentive Stock Option:

        (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

        (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

      (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

      (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

      (iv) In the case of other Awards, such price as is determined by the Administrator.

      (v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

    (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

      (i) cash;

      (ii) check;

      (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

      (iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

      (v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

      (vi) any combination of the foregoing methods of payment.

    (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

    (d) Reload Options. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

  8. Exercise of Award.

    (a) Procedure for Exercise; Rights as a Stockholder.

      (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

      (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in
    Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or
    Section 10, below.

    (b) Exercise of Award Following Termination of Continuous Service.

      (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

      (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

      (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

    (c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

  9. Conditions Upon Issuance of Shares.

    (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

  10. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which
Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

  11. Corporate Transactions/Changes in Control/Related Entity
Dispositions. Except as may be provided in an Award Agreement:

    (a) The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Related Entity Disposition or at the time of an actual Corporate Transaction, Change in Control or Related Entity Disposition and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction, Change in Control or Related Entity Disposition, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change in Control or Related Entity Disposition. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control or Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its Parent. The Company will use reasonable efforts to achieve such assumption as the Administrator deems appropriate.

    (b) The portion of any Incentive Stock Option accelerated under this
  Section 11 in connection with a Corporate Transaction, Change in Control or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of
  Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

  12. Effective Date and Term of Plan. The Plan shall become effective upon the latest to occur of (i) its adoption by the Board, (ii) its approval by the stockholders of the Company or (iii) the Registration Date. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to
Section 16, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

  13. Amendment, Suspension or Termination of the Plan.

    (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

    (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

    (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

  14. Reservation of Shares.

    (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

  16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement-Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

  17. Stockholder Approval. The Plan became effective when adopted by the Board on November 9, 1998, and was approved by the Company's stockholders on November 9, 1998. On April 8, 1999, the Board adopted and approved an amendment and restatement of the Plan (a) to increase the maximum aggregate number of Shares that may be issued pursuant to Awards under the Plan by 1,700,000 Shares and (b) to adopt a limit on the maximum number of Shares with respect to which Options and SARs may be granted to any Employee in any fiscal year of the Company and certain other administrative provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Code (collectively, the "Amendments"), such Amendments conditioned upon and not to take effect until stockholder approval of the Amendments is obtained.

                                  APPENDIX A
                                 EARTHWEB INC.
                                 3 PARK AVENUE
                           NEW YORK, NEW YORK  10016

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jack D. Hidary and Murray Hidary, each with full power of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of EarthWeb Inc. ("EarthWeb") which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") of EarthWeb, to be held at the Inter-Continental Hotel of New York, 111 East 48th Street, New York, NY 10017, on Thursday, May 20, 1999, at 9:00 a.m., local time, and at any and all adjournments thereof, in the following manner.

     THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEE LISTED AND FOR APPROVAL OF PROPOSALS 2 AND 3. THIS SIGNED PROXY CONFERS AUTHORITY FOR THE PERSONS NAMED HEREIN, OR ANY ONE OF THEM, TO VOTE IN HIS DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                       (To be signed on the reverse side)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                                 EARTHWEB INC.

                                 May 20, 1999



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                                          PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
A [X]     Please mark your
          votes as in this
          example

                   The Board of Directors recommends a vote FOR the following proposals, and this proxy will be voted FOR the following proposals unless otherwise indicated.

1.  To select    NOMINEE:  Nova Spivack  2.   To approve amendments to EarthWeb's 1998 Stock          FOR    AGAINST    ABSTAIN
    as director  FOR  WITHHELD                Incentive Plan to (i) increase the number of            [_]      [_]        [_]
    the nominee                               shares of Common Stock reserved for issuance
    listed at    [_]    [_]                   thereunder by 1,700,000 shares, from 375,000 shares to 2,075,000 shares, and (ii)
    right                                     limit the maximum number of options and stock appreciation rights that may be awarded to an employee in any one fiscal year of EarthWeb in order to ensure compliance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.


                                         3.   To ratify the appointment of                            FOR    AGAINST    ABSTAIN
                                              PricewaterhouseCoopers LLP as independent auditors      [_]      [_]        [_]
                                              for EarthWeb for the fiscal year ending
                                              December 31, 1999.

                                              The undersigned acknowledges receipt from EarthWeb prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April
                                              21, 1999 and the 1998 Annual Report.

                                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [_]

_____________        ________________          _______________          _______________                ___________________
PRINT NAME OF          SIGNATURE OF             PRINT NAME OF             SIGNATURE OF                Dated: _______, 1999
 SHAREHOLDER           SHAREHOLDER               SHAREHOLDER              SHAREHOLDER

NOTE:  Please sign exactly as name(s) appear(s).  When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.
If a partnership, please sign in partnership name by authorized person.  If a joint tenancy, please have both tenants sign.
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